TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX JPMorgan International Bond
Supplement dated January 3, 2007 to the Prospectus dated March 1, 2006, as previously supplemented
     The following information supplements, amends and replaces the first paragraph in the prospectus regarding TA IDEX JPMorgan International Bond under the section “Portfolio Manager:”
     Jon B. Jonsson, Vice President, is the head of Portfolio Management and lead portfolio manager for global short term and London broad market strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. An employee since 1998, Mr. Jonsson’s team is responsible for the portfolio management of broad market, short duration and enhanced cash strategies. Previously, he was a senior quantitative analyst responsible for preparing reports on relative value, conceiving and analyzing trade ideas, and designing analytical models supporting portfolio management strategies and decisions. Mr. Jonsson holds a B.S. in applied mathematics from University of Iceland and an M.S. with specialization in financial engineering from New York University’s Stern School of Business.
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Investors Should Retain This Supplement for Future Use